10. Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
10. Income Taxes

The Company utilizes ASC 740 “Income Taxes”, which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the consolidated financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between consolidated financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

For the period from July 26, 2010 (date of inception) through December 31, 2011, the Company had available for U.S federal income tax purposes net operating loss carryovers of approximately $2,347,000, which expiring through the year of 2031. The net operating loss carryovers may be subject to limitations under Internal Revenue Code due to significant changes in the Company’s ownership. The Company has provided a full valuation allowance against the full amount of the net operating loss benefit, since, in the opinion of management, based upon the earnings history of the Company it is more likely than not that the benefits will not be realized.

The income tax provision (benefit) for the years ended December 31, 2011 and 2010 consists of the following:

	2011	2010
Federal:
Current	$-	$-
Deferred	821,450	293,000
	821,450	293,000
State and local:
Current	-	-
Deferred	127,000	69,000
	127,000	69,000

Change in valuation allowance	(948,450)	(362,000)

Income tax provision (benefit)	$-	$-

The provision for income taxes differ from the amount of income tax determined by applying the applicable U.S statutory rate to losses before income tax expense for the period from July 26, 2010 (date of inception) through December 31, 2010 and through December 31, 2011 as follows:

December 31, 2011 and 2010
Statutory federal income tax rate	(35.0%)
Statutory state and local income tax rate (8.25%), net of federal benefit	(5.4%)
Change in valuation allowance	40.4%
Effective tax rate	0.00%

Deferred income taxes result from temporary differences in the recognition of income and expenses for financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax asset and liabilities result principally from the following:

	December 31,
	2011	2010
Deferred tax assets (liabilities):
Stock based compensation to be issued for services rendered	$231,500	$184,000
Net operating loss carry forward	716,950	178,000
Less: valuation allowance	(948,450)	(362,000)
Net deferred tax asset	$-	$-

The Company has not yet filed its tax returns for the period from July 26, 2010 (date of inception) through December 31, 2011.

The provisions of ASC 740 require companies to recognize in their financial statements the impact of a tax position if that position is more likely than not to be sustained upon audit, based upon the technical merits of the position. ASC 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods and disclosure.

Management does not believe that the Company has any material uncertain tax positions requiring recognition or measurement in accordance with the provisions of ASC 740. Accordingly, the adoption of these provisions of ASC 740 did not have a material effect on the Company’s consolidated financial statements. The Company’s policy is to record interest and penalties on uncertain tax positions, if any, as income tax expense.

All tax years for the Company remain subject to future examinations by the applicable taxing authorities.